[USAA]                     USAA MUTUAL FUND, INC.
[EAGLE]                     SMALL CAP STOCK FUND
[LOGO]
                         SUPPLEMENT DATED APRIL 4, 2001
                               TO THE PROSPECTUS
                             DATED DECEMBER 1, 2000

Page 7 of the Small Cap Stock Fund prospectus under the heading "Portfolio Managers" is amended to reflect the following change effective April 1, 2001.

PORTFOLIO MANAGER

JAMES H. BEHRMAN, assistant vice president of Equity Investments, assumes portfolio management responsibilities of the Small Cap Stock Fund replacing Eric M. Efron and John K. Cabell, Jr.

Mr. Behrman has 29 years' investment management experience and has worked for us for three years. Prior to joining us, he worked for Van Kampen American Capital from June 1985 to January 1998. He earned the Chartered Financial Analyst designation in 1977 and is a member of the Association of Investment Management and Research and the San Antonio Financial Analysts Society, Inc. He holds an MBA and a BS from Southern Illinois University and an MS from George Washington University.


           PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE        38196-0401